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                              SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




                       Date of Report (Date of Earliest Event Reported):

                                       February 17, 1998




                                   MONRO MUFFLER BRAKE, INC.
                                   -------------------------
                    (Exact name of registrant as specified in its charter)




                                Commission File Number 0-19357




       New York                                          16-0838627
(State of incorporation)                    (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                    14615
(Address of principal executive offices)                   (zip code)




Registrant's telephone number, including area code       (716) 647-6400



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Item 5.  Other Events.
----------------------

Lawrence C. Day, President, Chief Executive Officer and Director of the Company has resigned from such positions with the Company and has been replaced by Jack
M. Gallagher, a current Director and former Chief Executive Officer of the Company. The Company's press release describing such events is filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated February 17, 1998




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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MONRO MUFFLER BRAKE, INC.
                                          -------------------------
                                                 (Registrant)






February 23, 1998                   /s/ Catherine D'Amico
                                    --------------------------------
                                    Catherine D'Amico
                                    Sr. Vice President-Finance & CFO